<PRE>
                      THIRD AMENDMENT TO CREDIT AGREEMENT,

                     FIRST AMENDMENT TO COLLATERAL AGREEMENT

                                       and

                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT


  THIRD AMENDMENT, dated as of March 28, 2001, to the Credit Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties thereto (the "Lenders"), CHASE SECURITIES INC., as arranger, MORGAN STANLEY SENIOR FUNDING, INC. and BT ALEX. BROWN INCORPORATED, as co-arrangers, MORGAN STANLEY SENIOR FUNDING, INC., as syndication agent, BANKERS TRUST COMPANY, as documentation agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent");


  FIRST AMENDMENT, dated as of March 28, 2001, to the Collateral Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement"), made by the Company and the other Borrowers in favor of the Administrative Agent; and

  FIRST AMENDMENT, dated as of March 28, 2001 (together with the amendments to the Credit Agreement and the Collateral Agreement referred to above, this "Amendment"), to the Participation Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among HARBORSIDE OF DAYTON LIMITED PARTNERSHIP, a Massachusetts limited partnership, HHC 1998-1 TRUST, a Delaware business trust (the "Trust"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, in its individual capacity, BTD HARBORSIDE INC., MORGAN STANLEY SENIOR FUNDING, INC. and CSL LEASING, INC., as investors (the "Investors"), the Lenders and the Administrative Agent.



                              W I T N E S S E T H:


  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

  WHEREAS, pursuant to the Collateral Agreement, the Borrowers have granted Liens in favor of the Administrative Agent, for the benefit of the Secured Parties referred to therein, on their properties to secure their obligations and liabilities to the Secured Parties upon the terms and subject to the conditions set forth therein;

  WHEREAS, pursuant to the Participation Agreement, the Investors have agreed to make, and have made, certain investments in the Trust; and

  WHEREAS, the Borrowers and (in the case of amendments to the Participation Agreement) the Trust have requested, and, upon this Amendment becoming effective, the Required Lenders (as defined in each of the Credit Agreement and the Participation Agreement) will have agreed, to amend certain provisions of the Credit Agreement, the Collateral Agreement and the Participation Agreement and to grant certain waivers and consents, in each case in the manner provided for in this Amendment.

  NOW,   THEREFORE,   in  consideration  of  the  premises  and  the  agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement and Waiver.

2.1. Amendments to Subsection 1.1 of the Credit Agreement.
          (a) The definition of "Adjustment Date" in subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

          (b) The definition of "Applicable Margin" in subsection 1.1 of the Credit Agreement is hereby amended in full to read as follows:

               "Applicable Margin": for Term Loans, Revolving Credit Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                                             Alternate
                                             Base Rate          Eurodollar
                                             Loans              Loans

               Term Loans:                        3.00%         4.00%
               Revolving Credit Loans:            3.00%         4.00%
               Swing Line Loans:                  3.00%         Not applicable

          (c) The definition of "Excess Cash Flow" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the words "subsections 3.4(b)(i), (ii), (iii) and (iv)" in clause (b)(ii) thereof and substituting in lieu thereof the words "subsections 3.3(c) and 3.4(b)(i), (ii), (iii) and (iv)".

          (d) The definition of "Preferred Stock" in subsection 1.1 of the Credit Agreement is hereby amended in full to read as follows:

               "Preferred Stock": the collective reference to (a) the Company's exchangeable preferred stock, provided that (i) such preferred stock shall not have a scheduled redemption date earlier than the date that is one year after the Scheduled Termination Date, (ii) the terms of such preferred stock are substantially as set forth with respect to preferred stock in the Offering Memorandum and
               (iii) substantially final drafts of the documentation governing any such preferred stock, showing the terms thereof, shall have been furnished to the Arranger and the Co-Arrangers at least 5 days prior to the date of issuance of such preferred stock and
               (b) the Company's exchangeable preferred stock issued to the Investors and/or one or more of their Affiliates or designees as part of the Recapitalization Transaction, provided that (i) such preferred stock, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (other than the occurrence of a change of control or the sale of all or substantially all of the Company's assets), does not mature and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the Scheduled Termination Date, (ii) no cash dividends will be paid in respect of such preferred stock until the date that is one year after the Scheduled Termination Date and (iii) the other terms and conditions of such preferred stock are reasonably satisfactory to the Administrative Agent.

          (e) The definition of "Scheduled Termination Date" in subsection 1.1 of the Credit Agreement is hereby amended in full to read as follows:

                  "Scheduled Termination Date":  March 31, 2004.

          (f)  Subsection  1.1 of the  Credit  Agreement  is hereby  amended  by inserting the following new definition in the appropriate alphabetical order:
               "Recapitalization Transaction": as defined in the Third Amendment to Credit Agreement, First Amendment to Collateral Agreement and First Amendment to Participation Agreement, dated as of March 28, 2001, among the Company and the other Borrowers, the Trust and the Administrative Agent.

2.2. Amendment to Subsection 1.2(b) of the Credit Agreement. Subsection 1.2(b) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

For the avoidance of doubt, the amount set forth on the Company's balance sheet as a liability in respect of long term accrued interest in connection with the Recapitalization Transaction shall be disregarded for purposes of all accounting definitions and financial covenant calculations.

2.3. Amendment to Subsection 2.1(b) of the Credit Agreement. Subsection 2.1(b) of the Credit Agreement is hereby amended by deleting the number "$2,000,000" therein and substituting in lieu thereof the number "$1,000,000".

2.4. Amendment to Subsection 2.2 of the Credit Agreement. Subsection 2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.2 Commitment Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender (other than any Non-Funding Lender) a commitment fee from and including the Closing Date to and including the Termination Date computed at the rate of 0.50% per annum on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made (whether or not the Company shall have satisfied the applicable conditions to borrow or for the issuance of a Letter of Credit set forth in
Section 5). Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date, commencing on the later of (a) the first such date to occur on or following the Closing Date (or, if earlier, the Termination Date) and (b) September 30, 1998.

2.5. Amendment to Subsection 2.4(a) of the Credit Agreement. Subsection 2.4(a) of the Credit Agreement is hereby amended by deleting the number "$10,000,000" therein and substituting in lieu thereof the number "$1,000,000".

2.6. Amendment to Subsection 3.2(a) of the Credit Agreement. Subsection 3.2(a) of the Credit Agreement is hereby amended by deleting the number "$2,000,000" therein and substituting in lieu thereof the number "$1,000,000".

2.7. Amendment to Subsection 3.3 of the Credit Agreement. Subsection 3.3 of the Credit Agreement is hereby amended by adding the following paragraph (c) at the end thereof:

          (c) The Revolving Credit Commitment of each Revolving Credit Lender shall be reduced in five consecutive semi-annual installments on the dates set forth below, commencing on December 31, 2001, each of which reductions shall be in an amount equal to such Lender's Revolving Credit Percentage multiplied by the amount set forth below opposite such installment:

                  Installment Date                   Reduction Amount

                  December 31, 2001                  $5,000,000
                  June 30, 2002                               $2,500,000
                  December 31, 2002                  $2,500,000
                  June 30, 2003                               $2,500,000
                  December 31, 2003                  $2,500,000

               To the extent, if any, that the sum of the amount of the Revolving Credit Loans, Swing Line Loans, L/C Obligations then outstanding, amounts then available to be drawn under outstanding Letters of Credit and Revolving Synthetic Lease Obligations then outstanding exceeds the amount of the Revolving Credit
               Commitments  as then  reduced,  the  Company,  as  agent  for the
               Borrowers, shall be required to apply an amount equal to such excess amount to prepay the obligations hereunder in the following order: first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any L/C Obligations then outstanding, fourth, to cash collateralize any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent, and, fifth, to cash collateralize the Revolving Synthetic Lease Obligations and/or repurchase properties subject to the Synthetic Lease Facility.

2.8. Amendments to Subsection 3.4 of the Credit Agreement.

          (a)  Subsection  3.4(a) of the Credit  Agreement is hereby  amended by
               (i) deleting the number "$2,000,000" each time it appears therein and substituting in lieu thereof the number "$1,000,000" and (ii) inserting the following sentence at the end thereof: "Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof."

          (b) Subsection 3.4(b)(iv) of the Credit Agreement is hereby amended by deleting the words "50% of such Excess Cash Flow" therein and substituting in lieu thereof the words "an amount equal to 50% of such Excess Cash Flow less the aggregate amount of all prepayments made during such fiscal year pursuant to subsection 3.3".

2.9. Amendment to Subsection 3.5 of the Credit Agreement. Subsection 3.5 of the Credit Agreement is hereby amended by deleting the phrase "from time to time in effect" each time it appears therein.

2.10. Amendment to Subsection 7.6(g)(ii)(A) of the Credit Agreement. Subsection 7.6(g)(ii)(A) of the Credit Agreement is hereby amended by deleting the ratio "3.75 to 1.00" therein and substituting in lieu thereof the ratio "2.5 to 1.00".

2.11. Amendment to Subsection 7.9(a) of the Credit Agreement. Subsection 7.9(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (a) At the last day of any fiscal quarter of the Company set forth below, permit the ratio (the "Leverage Ratio") of Consolidated Indebtedness as of such day to Consolidated EBITDA for the period of four fiscal quarters ending on such day to be greater than the ratio set forth below for such fiscal quarter:

                  Fiscal Year         Fiscal Quarter             Coverage Ratio

                  2001                Second                     6.50 to 1.00
                                      Third                      6.50 to 1.00
                                      Thereafter                 6.25 to 1.00

2.12. Waiver of Section 7.9(c) of the Credit Agreement. The Required Lenders hereby waive (a) compliance with Section 7.9(c) of the Credit Agreement for the period of four fiscal quarters ending December 31, 2000 and (b) any Defaults or Events of Default arising under Section 8(c) of the Credit Agreement from such non-compliance, provided, in each case that Consolidated EBITDA for such period shall be no less than $22,500,000.

2.13. Amendment to Subsection 7.10 of the Credit Agreement. Subsection 7.10 of the Credit Agreement is hereby amended by deleting the table appearing therein and substituting in lieu of such table the following table:

                  Fiscal Year          Fiscal Quarter             Coverage Ratio

                  2001                 Second                     1.25 to 1.00

                  Thereafter                                      1.25 to 1.00;

2.14. Amendment to Subsection 7.11(c) of the Credit Agreement. Subsection 7.11(c) of the Credit Agreement is hereby amended by (a) deleting the number "$5,000,000" in clause (i) therein and substituting in lieu thereof the number "$2,500,000" and (b) deleting the number "$10,000,000" in clause (ii) therein and substituting in lieu thereof the number "$5,000,000".

2.15. Amendment to Subsection 7.12 of the Credit Agreement. Subsection 7.12 of the Credit Agreement is hereby amended by (a) deleting the word "or" at the end of clause (b) thereof and substituting "," in lieu thereof and (b) adding the following clause (d) at the end thereof:

or (d) the issuance by the Company on or prior to July 15, 2001 of up to $15,000,000 of Preferred Stock and warrants to purchase shares of Class A common stock of the Company to the Investors and/or one or more of their Affiliates or designees as part of the Recapitalization Transaction.

2.16. Amendment to Schedule III to the Credit Agreement. Schedule III to the Credit Agreement is hereby deleted in its entirety.

SECTION 3. Amendment to Collateral Agreement. The definition of "Borrower Obligations" in Section 1 of the Collateral Agreement is hereby amended by inserting after each reference therein to "any Interest Rate Agreement" the words "or any cash management arrangement".

SECTION 4. Amendments to Annex A to the Participation Agreement.

(a) The definition of "Adjustment Date" in Annex A to the Participation Agreement is hereby deleted in its entirety.

(b) The definition of "Applicable Margin" in Annex A to the Participation Agreement is hereby amended in full to read as follows:

"Applicable Margin" shall mean as to any Loan of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                                                  Alternate
                                                  Base Rate       Eurodollar
                                                  Loans           Loans

                  Term Synthetic Loans:              3.00%        4.00%
                  Revolving Credit Synthetic Loans:  3.00%        4.00%

(c) The definition of "Maturity Date" in Annex A to the Participation Agreement is hereby amended in full to read as follows:

"Maturity Date" shall mean March 31, 2004.

SECTION 5. Changes of Commitment Amounts. The Company, for itself and as agent for the other Borrowers, hereby notifies the Administrative Agent and each Lender, pursuant to subsection 3.3 of the Credit Agreement, that, effective on the date hereof, the total Revolving Credit Commitments shall be permanently reduced from $150,000,000 to $60,000,000, and each Lender, by its execution and delivery of its respective Consent Letter, hereby consents and agrees that such permanent reduction shall be effective on the date hereof and that such reduction shall be made pro rata according to the respective Revolving Credit Percentages of the Lenders.

SECTION 6. Consent to Recapitalization Transaction. Each Lender, by its execution and delivery of its respective Consent Letter, hereby consents and agrees that, notwithstanding anything to the contrary in subsection 3.4(b)(i),
7.11 or 7.13 of the Credit Agreement, (a) the Company shall be permitted to exchange (the "Note Exchange") the Senior Subordinated Discount Notes, in whole or in part, for new subordinated discount notes (the "Exchange Notes"), cash in the amount of up to $15,000,000 and warrants to purchase shares of the Company's Class A common stock and, upon consummation of the Note Exchange, the Exchange Notes shall be deemed to be "Permitted Senior Subordinated Debt" for all purposes of the Credit Agreement, provided that (i) the Note Exchange shall be consummated by July 15, 2001 on terms and conditions reasonably satisfactory to the Administrative Agent, (ii) the Exchange Notes shall have an accreted amount on the date of the consummation of the Recapitalization Transaction (as defined below) of not more than $71,000,000, (iii) the non-default interest rate on the Exchange Notes shall not exceed 12% per annum, (iv) cash interest on the Exchange Notes shall not begin to accrue prior to August 1, 2004 and the first semi-annual cash interest payment shall not be made prior to February 1, 2005,
(v) the Exchange Notes shall not have any scheduled amortization or maturity prior to the date that is one year after the Scheduled Termination Date and (vi) the Exchange Notes shall, unless otherwise agreed to by the Administrative Agent, otherwise satisfy the requirements set forth in the definition of "Permanent Senior Subordinated Debt" in subsection 1.1 of the Credit Agreement,
(b) concurrently with the consummation of the Note Exchange, the Company shall be permitted to exchange (the "Preferred Stock Exchange") its outstanding Preferred Stock, in whole or in part, for warrants to purchase the Company's Class A common stock, and the terms and conditions of the Preferred Stock Exchange shall be reasonably satisfactory to the Administrative Agent, and (c) concurrently with the consummation of the Note Exchange and the Preferred Stock Exchange, the Company shall be permitted to issue (the "New Preferred Issuance") new exchangeable preferred stock and warrants to purchase the Company's Class A common stock to the Investors and/or their Affiliates or designees, and the terms and conditions of the New Preferred Issuance shall be reasonably satisfactory to the Administrative Agent (the Note Exchange, the Preferred Stock Exchange and the New Preferred Issuance being, collectively, the "Recapitalization Transaction"). The Company hereby agrees that, on or prior to the date of consummation of the Recapitalization Transaction, it shall furnish to the Administrative Agent satisfactory evidence that the aggregate fees and expenses to be incurred by the Company or any of its Subsidiaries in connection with the Recapitalization Transaction shall not exceed $3,000,000. Failure by the Company to consummate the Recapitalization Transaction on the foregoing terms by July 15, 2001 shall constitute an Event of Default under the Credit Agreement. Each Lender, by its execution and delivery of its respective Consent Letter, hereby further consents and agrees that, notwithstanding anything to the contrary in subsection 6.1(a) of the Credit Agreement, the accountants' report as to the Company's financial statements for the fiscal year ended December 31, 2000 may contain a qualification arising from the fact that failure by the Company to consummate the Recapitalization Transaction by July 15, 2001 will result in an Event of Default under the Credit Agreement.

SECTION 7. Additional Borrowings, Acquisitions and Fee. To induce the Administrative Agent to enter into this Amendment, and the Lenders and Investors to execute and deliver Consent Letters, each of the Trust and each Borrower covenants and agrees that, from and after the date hereof and so long as the Commitments remain in effect, any Loan, Note or L/C Obligation remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent) remains available to be drawn under any Letter of Credit, any Synthetic Lease Obligation remains outstanding and unpaid or any other amount is owing to any Lender, any Investor or the Administrative Agent under the Credit Agreement, any of the other Credit Documents or any of the documents evidencing the Synthetic Lease Facility (the "Synthetic Lease Facility Documents"):

(a) the Borrowers will not be entitled to utilize the credit facilities provided for in the Credit Agreement if, after giving effect to such utilization, the sum of (i) the aggregate principal amount of all outstanding Loans, (ii) the aggregate undrawn amount of all outstanding Letters of Credit issued after March 30, 1999, (iii) the aggregate amount of all outstanding L/C Obligations in respect of Letters of Credit issued after March 30, 1999 and (iv) the aggregate principal amount of all Synthetic Lease Obligations shall exceed $60,000,000;

(b) the Borrowers shall use the proceeds of Revolving Credit Loans solely (i) for general corporate purposes other than acquisitions, (ii) to finance capital expenditures permitted under the Credit Agreement, (iii) to finance up to $7,500,000 in the aggregate for the purpose of effecting acquisitions and (iv) to finance the Brevard Acquisition (as defined below);

(c) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, acquire any other Person (whether through a purchase of stock, merger, consolidation or otherwise) or all or any substantial portion of the assets, or any business or product line, of any other Person; provided that the Company and its Subsidiaries may (i) make acquisitions permitted by subsection 7.6(g) of the Credit Agreement so long as the aggregate cash Acquisition Consideration given subsequent to the date hereof in connection with all such acquisitions shall not exceed $7,500,000 and (ii) acquire the 100-bed Brevard facility in Rockledge, Florida so long as the Acquisition Consideration therefor is not in excess of $4,375,000 (the "Brevard Acquisition");

(d) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur or assume any Indebtedness, except
     (i) Indebtedness, in an aggregate principal amount not to exceed the amounts set forth in the proviso to clause (c) above, (ii) Indebtedness of the Company and its Subsidiaries owing to any Investor or any Affiliate thereof in an aggregate principal amount at any one time outstanding not in excess of $15,000,000, (iii) the original issuance, accretions and refinancings of the Exchange Notes, provided that (A) the aggregate principal amount of the refinancing Indebtedness is no more than 106% of the aggregate principal amount of the Indebtedness being refinanced, (B) the maturity of the refinancing Indebtedness is no shorter than that of the Indebtedness being refinanced and (C) the refinancing Indebtedness satisfies the requirements set forth in clause (b) of the definition of "Permanent Senior Subordinated Debt" and (iv) Indebtedness permitted by subsections 7.1(a) (without any increase in the principal amount of the Indebtedness being refinanced or any shortening of the maturity of any principal amount thereof), 7.1(c), 7.1(e)(ii), 7.1(f), 7.1(g), 7.1(j), and
     7.1(m) of the Credit Agreement;

(e) commencing on (and including) the date hereof to (but excluding) the Termination Date, the Company shall pay to the Administrative Agent, for the ratable account of the Lenders under the Synthetic Lease Facility, a fee on the aggregate unpaid principal amount of Loans under the Synthetic Lease Facility calculated at a rate per annum equal to the Applicable Margin in effect under the Credit Agreement for Eurodollar Loans less the Applicable Margin in effect under the Synthetic Lease Facility for Eurodollar Loans thereunder, payable in arrears on each Interest Payment Date; and

(f) any failure by any Borrower or the Trust to comply with any of the covenants and agreements set forth in this Section 7 shall constitute an Event of Default under the Credit Agreement.

SECTION 8. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above (the "Amendment Effective Date") when (a) each Borrower and, with respect to the amendments to the Participation Agreement, the Trust shall have executed and delivered to the Administrative Agent this Amendment, (b) the Required Lenders (as defined in each of the Credit Agreement and the Participation Agreement) shall have executed and delivered to the Administrative Agent Consent Letters (or facsimile transmissions thereof) consenting to the execution of this Amendment by the Administrative Agent and
(c) the Company shall have paid to the Administrative Agent, for the ratable account of each Lender which shall have executed and delivered its respective Consent Letter to the Administrative Agent by 5:00 p.m. (New York City time) on Wednesday, March 28, 2001, an amendment fee in an amount equal to 0.25% of the sum of each such Lender's Revolving Credit Commitment then outstanding (it being understood that such amendment fee shall be calculated after giving effect to the permanent reduction of Revolving Credit Commitments set forth in Section 3 of this Amendment).

SECTION 9. Representation and Warranties. The representations and warranties made by the Borrowers in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 10. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 11. Reference to and Effect on the Credit Documents. On and after the Amendment Effective Date, (a) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the
Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, (b) each reference in the Collateral Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Collateral Agreement, and each reference in the other Credit Documents and in the Synthetic Lease Facility Documents to "the Collateral Agreement", "thereunder", "thereof" or words of like import referring to the Collateral Agreement, shall mean and be a reference to the Collateral Agreement as amended hereby and (c) each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Synthetic Lease Facility Documents and in the Credit Documents to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. On and after the Amendment Effective Date (as defined below), the provisions of Section 5 of the Second Amendment, dated as of September 25, 2000, to the Credit Agreement shall cease to be of any further force or effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as waiver of any right, power or remedy of any Lender, any Investor or the Administrative Agent under any of the Credit Documents or any of the Synthetic Lease Facility Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement, the other Credit Documents and the Synthetic Lease Facility Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

SECTION 12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company, the Trust and the Administrative Agent.

SECTION 13. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                        HARBORSIDE HEALTHCARE CORPORATION



                          By: ______________________________________
                               Title:


                          BAY TREE NURSING CENTER CORP.
                          BELMONT NURSING CENTER CORP.
                          COUNTRYSIDE CARE CENTER CORP.
                          HARBORSIDE HEALTH I CORPORATION
                          HARBORSIDE TOLEDO CORP.
                          KHI CORP.
                          MARYLAND HARBORSIDE CORP.
                          NEW JERSEY HARBORSIDE CORP.
                          OAKHURST MANOR NURSING CENTER      CORP.
                          ORCHARD RIDGE NURSING CENTER CORP.
                          SAILORS, INC.
                          SUNSET POINT NURSING CENTER CORP.
                          WEST BAY NURSING CENTER CORP.



                          By: ______________________________________
                               Title:







                          HARBORSIDE ACQUISITION LIMITED PARTNERSHIP IV HARBORSIDE ACQUISITION LIMITED PARTNERSHIP V HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VI HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VII HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VIII HARBORSIDE ACQUISITION LIMITED PARTNERSHIP IX HARBORSIDE ACQUISITION LIMITED PARTNERSHIP X HARBORSIDE ATLANTRIX LIMITED PARTNERSHIP
                          HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP
                          HARBORSIDE HEALTHCARE BALTIMORE LIMITED PARTNERSHIP HARBORSIDE HEALTHCARE NETWORK LIMITED PARTNERSHIP HARBORSIDE MASSACHUSETTS LIMITED PARTNERSHIP HARBORSIDE NORTH TOLEDO LIMITED PARTNERSHIP HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP HARBORSIDE OF DAYTON LIMITED PARTNERSHIP
                          HARBORSIDE OF FLORIDA LIMITED PARTNERSHIP
                          HARBORSIDE OF OHIO LIMITED PARTNERSHIP
                          HARBORSIDE REHABILITATION LIMITED PARTNERSHIP HARBORSIDE RHODE ISLAND LIMITED PARTNERSHIP RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

                          By:  HARBORSIDE HEALTH I CORPORATION,
                               as General Partner

                          By: ______________________________________
                               Title:




                          HARBORSIDE FUNDING LIMITED PARTNERSHIP

                          By: HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, as General Partner

                          By:  KHI CORP., as General Partner



                          By: _____________________________________
                               Title:



                          BRIDGEWATER ASSISTED LIVING LIMITED PARTNERSHIP

                          By:  NEW JERSEY HARBORSIDE CORP.,
                               as General Partner



                          By: _____________________________________
                               Title:



                          HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP
                          HARBORSIDE TOLEDO LIMITED  PARTNERSHIP
                            HHCI LIMITED PARTNERSHIP



                          By:  HARBORSIDE TOLEDO CORP.,
                               as General Partner



                          By: _____________________________________
                               Title:



                          HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP HARBORSIDE HOMECARE LIMITED PARTNERSHIP

                          By:  KHI CORP., as General Partner



                          By: ______________________________________
                               Title:



                          HARBORSIDE PROPERTIES TRUST I,
                         a Massachusetts business trust



                          By: ______________________________________
                               Name: _________________________, in his
                          capacity as trustee and not individually



                          HHC 1998-1 TRUST

                          By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Trustee



                          By: ______________________________________
                               Title:



                          THE CHASE MANHATTAN BANK,
                             as Administrative Agent



                          By: ______________________________________
                               Title:







                                 CONSENT LETTER

                        HARBORSIDE HEALTHCARE CORPORATION
                                CREDIT AGREEMENT,
                              COLLATERAL AGREEMENT
                                       and
                             PARTICIPATION AGREEMENT
                           DATED AS OF AUGUST 11, 1998


To:   The Chase Manhattan Bank, as Administrative Agent
      270 Park Avenue
      New York, New York 10017


Ladies and Gentlemen:

     Reference is made to (a) the Credit Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Harborside Healthcare Corporation, a Delaware corporation (the "Company"), the other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties thereto (the "Lenders"), Chase Securities Inc., as arranger, Morgan Stanley Senior Funding, Inc. and BT Alex. Brown Incorporated, as co-arrangers, Morgan Stanley Senior Funding, Inc., as syndication agent, Bankers Trust Company, as documentation agent, and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), (b) the Collateral Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement"), made by the Company and the other Borrowers in favor of the Administrative Agent and (c) the Participation Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Harborside of Dayton Limited Partnership, a Massachusetts limited partnership, HHC 1998-1 Trust, a Delaware business trust (the "Trust"), Wilmington Trust Company, a Delaware banking corporation, in its individual capacity, BTD Harborside Inc., Morgan Stanley Senior Funding, Inc. and CSL Leasing, Inc., as investors (the "Investors"), the Lenders and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

     The Borrowers and the Trust have requested that the Lenders and the Investors amend the Credit Agreement, the Collateral Agreement and the Participation Agreement and grant certain waivers and consents, in each case on the terms described in the amendment in the form attached hereto as Exhibit A (the "Amendment").

     Pursuant to subsection 9.1 of the Credit Agreement, Section 19 of the Collateral Agreement and Section 13.5 of the Participation Agreement, the undersigned hereby consents to the execution by the Administrative Agent of the Amendment.


                    Very truly yours,

                    -----------------------------------------------------
                    (NAME OF LENDER OR INVESTOR)


                    By:___________________________________________________
                          Name:
                          Title:



Dated as of March 28, 2001



</PRE>